OFI Global Asset Management, Inc.

225 Liberty Street, 11th Floor

New York, New York 10281-1008

December 22, 2015

Via Electronic Transmission

Mr. Mark Cowan

U.S. Securities and Exchange Commission

Division of Investment Management

100 F Street, NE

Washington, DC 20549

Re:	Proxy Statement for Oppenheimer International Small Company Fund

Dear Mr. Cowan:

An electronic ("EDGAR") filing is transmitted herewith pursuant to Rule 14a-6 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This filing contains definitive proxy materials to be furnished to shareholders of Oppenheimer International Small Company Fund (the "Fund") in connection with the special meeting of the Fund’s shareholders to be held February 12, 2016. Those materials include the proxy statement, ballot, and notice of meeting. The materials reflect the new name of the Fund, Oppenheimer International Small-Mid Company Fund, which goes into effect on December 29, 2015. The Fund expects to mail the definitive materials to shareholders on or about January 4, 2016.

We have reviewed your comments, received on December 7, 2015, to the Funds’ preliminary proxy materials filed with the Securities and Exchange Commission (the “SEC”) on December 2, 2015. For your convenience, we have included each of your comments in italics, followed by our response. The captions used below correspond to the captions the Fund uses in the proxy materials and defined terms have the meanings defined therein.

1.	Please make sure to complete any missing information (e.g., example reflecting proposed Fund Operating Expenses).

All missing information has been filled in.

2.	Please add disclosure regarding Internet availability of proxy materials.

This disclosure has been added.

3.	Please confirm if the amount that the adviser would have received had the proposed fee been in effect shown after waivers. Consider showing this information in tabular format as contemplated by Item 22(c)(9).

The disclosure has been revised to reflect that the total current and pro forma management fees are not being shown after waivers. We do not believe Item 22(c)(9) contemplates that this information be shown in tabular format, but have added a table for ease of shareholder view.

4.	Item 22(a)(3) suggests that the current and pro forma fees be shown side by side. Please consider reformatting this information to make comparison of the current and proposed fees easier for shareholders to understand.

We do not believe Item 22(a)(3) requires the current and pro forma fee tables be shown side by side. We believe the display of the current and pro forma fee tables are presented in a manner designed to facilitate understanding of the impact of the fee increase, as required by Item 22(a)(3). We believe that given the amount of information shown in one table for 6 share classes, it would be difficult for shareholders to understand the impact if they were shown side by side.

5.	Please explain the footnote that “Expenses have been restated to reflect current fees.” in the Proposed Annual Fund Operating Expenses table.

This language has been revised to reflect that the pro forma expenses reflect the increased management fee.

6.	Please indicate if the examples reflect the waiver in Year 1.

This language has been updated.

7.	The description of the Current Advisory Agreement must be accurate and complete as to all material terms; it cannot be qualified by reference to the agreement contained in the Appendix A.

The description of the Current Advisory Agreement was accurate and complete as to all material terms. The language has been revised to only make reference to the full agreement contained in Appendix A.

8.	Please disclose the range of fees that could have been negotiated at arms’ length had the Fund been newly formed.

We decline to add disclosure detailing the range of fees that could have been negotiated at arms’ length had the Fund been newly formed. We have added disclosure noting that both the current management fee and total expenses and the proposed management fee and pro forma total expenses are both lower than the median and average of the Fund’s peer group.

9.	Please include more disclosure on the factors considered by the Board with respect to the Fund’s investment performance during the period ended December 31, 2014 as compared to the Fund’s benchmark and other mutual funds which comprise the “Morningstar Foreign Small/Mid Growth” category.

This disclosure has been added.

10.	Please include more disclosure with respect to the board considerations of the performance results of the Fund.

Additional disclosure has been added.

11.	Please consider disclosing the going market rate for other funds in the Fund’s peer group.

We decline to add disclosure regarding the going market rate for other funds in the Fund’s peer group. We have added disclosure noting that both the current management fee and total expenses and the proposed management fee and pro forma total expenses are both lower than the median and average of the Fund’s peer group.

12.	Please add disclosure required by Item 22(c)(10), if applicable.

OFI Global Asset Management, Inc. (the “Adviser”) does not act as investment adviser to any other Fund having a similar investment objective and investment strategy as the Fund.

13.	Please specify if there is an administrator or principal underwriter.

There is no administrator for the Fund. The disclosure has been updated to include the principal underwriter.

14.	Please provide information required by Item 22(c)(13)(ii).

This has been added.

15.	The second paragraph in Voting by Broker-Dealers seems to conflict with the language on the next page that states “If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a properly executed proxy card that does not specify how you wish to vote on the proposal, your shares will be voted “FOR” the Proposal.”

The second paragraph in Voting by Broker-Dealers refers to shares held indirectly - through a bank or other financial institution or intermediary (service agent), and how the service agent would vote shares based on instruction from its customers or what could happen if no specific voting instruction has been received. The bolded paragraph on the next page explains how shares would be voted for shareholders who hold their shares directly (not through a broker –dealer, bank or other financial institution) for shareholders who return a properly executed proxy card without instruction on how to vote.

16.	Please confirm the disclosure on the proxy card is presented in bold-face type pursuant to Rule 14a-4(b)(1) of the 1934 Act.

This is confirmed.

* * * * *

The undersigned hereby acknowledges that (i) should the Commission or the staff, acting pursuant to delegated authority, declare the filing effective, it does not foreclose the Commission from taking any action with respect to the filing; (ii) the action of the Commission or the staff, acting pursuant to delegated authority, in declaring the filing effective, does not relieve the Registrant from its full responsibility for the adequacy and accuracy of the disclosure in the filing; and (iii) the Registrant may not assert this action as defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

Please direct any questions you may have regarding the proxy statement or this letter to the undersigned at:

Edward Gizzi

OFI Global Asset Management, Inc.
225 Liberty Street, 16th Floor
New York, New York 10281-1008
212-323-4091
egizzi@ofiglobal.com

Sincerely,

/s/ Erin K. Powrie

Erin K. Powrie
Assistant Vice President & Assistant Counsel

Tel.: 212.323.5824

cc: Kramer Levin Naftalis & Frankel LLP